Exhibit 99.2

Whole Earth Brands Enters into Definitive Agreement to Acquire Wholesome Sweeteners, North America’s #1 Organic Sweetener Brand December 17, 2020

Disclaimer Forward - Looking Statements This presentation contains forward - looking statements (including within the meaning of the Private Securities Litigation Reform Act of 1995) conce rning Whole Earth Brands, Inc. (the “Company” or “Whole Earth Brands”) and other matters. These statements may discuss goals, intentions and expectations as to future plans, tre nds, events, results of operations or financial condition, or otherwise, based on current beliefs of management, as well as assumptions made by, and information currently available to, management. Forward - looking statements may be accompanied by words such as “achieve,” “aim,” “anticipate,” “believe,” “can,” “continue,” “could,” “drive,” “estimate,” “expect,” “forecast,” “future,” “grow,” “improve,” “increase,” “intend,” “may,” “outlook,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “target,” “will,” “would,” or similar words, phrases or expressions . Examples of forward - looking statement included in this earnings release include, but are not limited to, the expected benefits (financial and others) from the Wholesome transaction . Factors that could cause actual results to differ materially from those in the forward - looking statements include, but are not limited to, the Company’s ability to integrate Wholesome and achieve the anticipated benefits of the transaction in a timely manner or at all ; the extent of the impact of the COVID - 19 pandemic, including the duration, spread, severity, and any recurrence of the COVID - 19 pandemic, the duration and scope of related government orders and restrictions, the impact on our employees, and the extent of the impact of the COVID - 19 pandemic on overall demand for the Company’s products ; local, regional, national, and international economic conditions that have deteriorated as a result of the COVID - 19 pandemic, including the risks of a global recession or a recession in one or more of the Company’s key markets, and the impact they may have on the Company and its customers and management’s assessment of that impact ;; extensive and evolving government regulations that impact the way the Company operates ; and the impact of the COVID - 19 pandemic on the Company’s suppliers, including disruptions and inefficiencies in the supply chain . These forward - looking statements are subject to risks, uncertainties and other factors, many of which are outside of the Company’s control, which could cause actual results to differ materially from the results contemplated by the forward - looking statements . These statements are subject to the risks and uncertainties indicated from time to time in the documents the Company files (or furnishes) with the U . S . Securities and Exchange Commission . You are cautioned not to place undue reliance upon any forward - looking statements, which are based only on information currently available to the Company and speak only as of the date made . The Company undertakes no commitment to publicly update or revise the forward - looking statements, whether written or oral that may be made from time to time, whether as a result of new information, future events or otherwise, except as required by law . Industry and Market Data In this Presentation, Whole Earth Brands relies on and refers to information and statistics regarding the sectors in which it co mpetes and other industry data. The Company obtained this information and statistics from third - party sources, including reports by market research firms. The Company has supplemented this informati on where necessary with information from its own internal estimates, taking into account publicly available information about other industry participants and its management’s best view as to inf orm ation that is not publicly available. The Company has not independently verified the accuracy or completeness of any such third - party information Use of Non - GAAP Financial Measures The Company reports its financial results in accordance with accounting principles generally accepted in the United States (“GAAP”) . However, management believes that also presenting certain non - GAAP financial measures provides additional information to facilitate the comparison of the Company’s historical operating results and trends in its underlying operating results, and provides additional transparency on how the Company evaluates its business . Management uses these non - GAAP financial measures in making financial, operating and planning decisions and in evaluating the Company’s performance . The Company also believes that presenting these measures allows investors to view its performance using the same measures that the Company uses in evaluating its financial and business performance and trends . The Company considers quantitative and qualitative factors in assessing whether to adjust for the impact of items that may be significant or that could affect an understanding of its ongoing financial and business performance and trends . The adjustments generally fall within the following categories : constant currency adjustments, intangible asset non - cash impairments, transaction related costs, share based compensation expense, non - cash pension expenses, severance and related expenses, public company readiness and other one - time items affecting comparability of operating results . See below for a description of adjustments to the Company’s U . S . GAAP financial measures included herein . Non - GAAP information should be considered as supplemental in nature and is not meant to be considered in isolation or as a substitute for the related financial information prepared in accordance with U . S . GAAP . In addition, the Company’s non - GAAP financial measures may not be the same as or comparable to similar non - GAAP measures presented by other companies . Adjusted EBITDA is not a presentation made in accordance with GAAP, and our use of the term Adjusted EBITDA may vary from the use of similarly - titled measures by others in our industry due to the potential inconsistencies in the method of calculation and differences due to items subject to interpretation . Adjusted EBITDA margin is Adjusted EBITDA for a particular period expressed as a percentage of product revenues for that period . We use Adjusted EBITDA to measure our performance from period to period both at the consolidated level as well as within our operating segments, to evaluate and fund incentive compensation programs and to compare our results to those of our competitors . In addition to Adjusted EBITDA being a significant measure of performance for management purposes, we also believe that this presentation provides useful information to investors regarding financial and business trends related to our results of operations and that when non - GAAP financial information is viewed with GAAP financial information, investors are provided with a more meaningful understanding of our ongoing operating performance . Adjusted EBITDA should not be considered as an alternative to net income or loss, operating income, cash flows from operating activities or any other performance measures derived in accordance with GAAP as measures of operating performance or cash flows as measures of liquidity . Adjusted EBITDA has important limitations as an analytical tool and should not be considered in isolation or as a substitute for analysis of our results as reported under GAAP . 2

Acquisition Expands Whole Earth’s Diverse Portfolio of Trusted Brands and Delicious Products 3 1 2 3 4 Adds Large & Growing Organic Sugar Category and Other Complementary Products Further Expands Whole Earth Brands’ Scale in the Natural Category with Market Leadership Positions Creates a Platform Expected to Generate Proforma Revenue of Approximately $500M Fiscal 2020 Diverse Brand Portfolio and Blue - Chip Customers Create Financial Flexibility & High Free Cash Flow Conversion

• Expects to realize commercial synergies in North America and through launching Wholesome’s products across Whole Earth Brands’ global footprint • Expects to realize cost synergies through supply chain integration over the coming two years as well as general overhead savings • Wholesome provides leadership position within the large and growing organic sugar category, where consumption is 1.5x 1 the rate of conventional sugar in the U.S. • Wholesome’s strong relationships with key customers / accounts presents opportunity to leverage Whole Earth Brands’ full portfolio • Additional growth levers such as channel, product, and category expansion already identified • Whole Earth Brands to acquire Wholesome Sweeteners for $180M, on a cash - free, debt - free basis • Purchase price represents 7.8x calendar 2020E Adjusted EBITDA with an additional earn - out based on the business performance 4 Transaction Overview Wholesome Sweeteners expands Whole Earth Brands’ platform with leadership positions within organic sweeteners 4 Growth Opportunity Impressive Financial Highlights Transaction Summary (1) Nielsen Total XAOC L52W through 9/26/20 Organic vs Conventional growth

Wholesome is the U.S. leader in organic and Fair Trade Certified sweeteners, including sugar, agave nectar, and other liquid sweeteners 5 PRODUCT PORTFOLIO OVERVIEW Wholesome’s Business is Diversified Across Categories (1) Includes Organic Blue Agave, Organic Honey, Organic Pancake Syrup & Molasses, and Coconut Sugar (2) SPINS 52 weeks ending Nov 1, 2020; Data reflects Natural Channel Low and No Calorie Sweeteners Bulk Ingredients & Private Label Other Organic Caloric Sweeteners 1 Organic Granulated Cane Sugar 76.2% 2 Share of Natural Channel 5.8% 2 Share of Natural Channel 19.1% 2 Share of Natural Channel #1 Share #1 Share #1 Share Leader in Agave with 62.0% share #1 Share Leader in Allulose with 100% Share • Leader in Private Label due to superior execution & service levels • Strong relationships with customer base (Top 10 customers average a 13+ year tenure across all channels)

Wholesome Is the #1 Organic Brand in the Natural Channel 6 Growing share through superior service as customers seek out BFY ingredients Wholesome Natural Channel $ Share SPINS Data as of November 1 st Organic Sweetener Category 30.2% 32.5% 29.1% 32.7% 29.1% 32.4% 2019 2020 2019 2020 2019 2020 Source: SPINS data ending Nov 1, 2020; Data reflects Natural Channel 52 - Week Ending 26 - Week Ending 12 - Week Ending

11.6% North America market share (1) 7 Acquisitions’ Significant Impact on Whole Earth Brands 7 Acquisitions of Swerve and Wholesome doubles North American market share and significantly increases Whole Earth Brands’ portfolio mix towards natural sweeteners Whole Earth Brands at Business Combination Source: Company information (1) Nielsen Total Sugar Substitutes, All Channels L52 weeks ending 11.21.2020. Portfolio Mix & Share Brands Whole Earth Brands Today 2020E North America Branded CPG Natural Sweetener 45% Natural Sweetener 85% 5.4% North America market share (1)

8 Leverage Combined Power of Brands Source: Project BFY VDR and Whole Earth Brands estimates. • Strong presence in Natural Baking Bags • Good representation of strength of portfolio with Whole Earth®, Swerve®, Wholesome® and Equal® • Diverse product portfolio with representation in Stevia, Baking Blends, Agave, and Artificial Sweeteners • Prominent share of shelf in overall Sugar and Sugar Substitute Category Premium shelf space for Whole Earth Brands products Commoditized sugar – Not our desired market Whole Earth Brands suite of products Representative store photo: Giant Eagle in central Ohio

9 Wholesome Aligns with Whole Earth Brands’ Key M&A Criteria Wholesome clearly fits Whole Earth Brands’ M&A vision to rapidly grow the company into a leader in the Health and Wellness “free - from…” space 9 1 2 3 4 5 6 Supports Long - Term Growth Algorithm Supports Whole Earth Brands’ long - term growth aspirations Strong Brand Equity and Market Position #1 brand in organic sweeteners Expands Addressable Market Opportunity Enhances Whole Earth Brands’ sweetener platform with new and complementary product categories Grows Scale in North America Wholesome cements Whole Earth Brands’ position in natural and alternative sweetener category Attractive Free Cash Flow with Synergy Potential Asset - light model provides free cash flow generation, as well as an opportunity to reinvent supply chain EPS Accretive in First Year EPS accretion in first full year due to attractive purchase price and clear synergies

10 Thank You!